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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                       __________________


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


                Date of Report:  October 3, 1996


                      MICRO WAREHOUSE, INC.



                     535 Connecticut Avenue
                   Norwalk, Connecticut  06854
                         (203) 899-4000


       Delaware               0-20730               06-1192793
---------------------------------------------------------------------
State of Incorporation)   (Commission File No.)     (IRS Id. No.)

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Item 5.   Other Events.

          This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Micro Warehouse, Inc. ("MWHS") for the purpose of providing the following information:
A Class Action Complaint dated October 1, 1996 has been filed against the Company in the U.S. District Court in Bridgeport, Connecticut captioned Bruce Payne, et al v. Micro Warehouse, Inc., et als bearing docket no. 396CV01920 claiming a possible violation of Sections 10(b) and 20(a) of the Securities Exchange Act and Rule 10b-5.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statement of Businesses Acquired.

          None.

     (b)  Pro Forma Financial Information.

          None.

     (c)  Exhibits.

          None.

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                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   MICRO WAREHOUSE, INC.
                                                (Registrant)



Date:  October 3, 1996                 By______________________________
                                       Bruce L. Lev
                                        Vice President